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                                                                    Exhibit 10.8

                                  I-STORM, INC.
                                LOCK-UP AGREEMENT

I-Storm, Inc.
480 Cowper Street
Palo Alto, California 94301

Ladies and Gentlemen:

       This Lock-up Agreement shall apply to an additional 24,000 shares of non-redeemable Common Stock, $.01 par value per share ("Common Stock"), of I-Storm, Inc., a Nevada corporation (the "Company") (collectively, the "Shares"), that have been issued to the undersigned.

       The undersigned understands that Weatherly Securities Corp. ("Weatherly" or the "Placement Agent") has entered into an Agreement with the Company providing for the private offering ("Private Offering") of up to 735,000 shares of Cumulative Convertible Series B Preferred Stock by the Company. The undersigned further acknowledges that the Common Stock has been issued pursuant to the April 16, 1998 Order of the United States Bankruptcy Court for the Northern District of California confirming a Plan of Reorganization ("Order and Plan of Reorganization") for LVL Communications Corporation, a wholly-owned subsidiary of the Company, and is subject to restrictions and requirements set forth therein. Pursuant to this Order and Plan of Reorganization, 216,000 shares of Common Stock were issued to the undersigned pursuant to an eighteen (18) month lock-up agreement ("Initial Lock-up Agreement) between Fordham Financial Management, Inc., the Company's former placement agent and the Company; and this Initial Lock-up Agreement has been accepted by Weatherly and is presently in force.

       In consideration of the agreement by the Placement Agent, or its designees, to publicly offer and sell the Company's shares of Preferred Stock, and as an inducement for Weatherly to enter into the Agreement, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and further, to effectuate compliance with the Order and Plan of Reorganization, the undersigned agrees that, without the prior written consent of each of Weatherly, or its designee, and Thomas Schultz, or any successor to Mr. Schultz as appointed by the Board of Directors of the Company, and as approved by the Class A Creditors, which are set forth in the Order and Plan of Reorganization ("Successor"), the undersigned will not, for a period beginning on August 1, 1998 and continuing for eighteen (18) months thereafter, directly or indirectly: offer, sell, contract to sell, transfer, assign, contract to assign, gift, grant any option, warrant to purchase, or right to acquire; announce the intention to sell, pledge, exchange, contract to exchange, or otherwise dispose or contract to dispose of any of the Shares, except that during such eighteen (18) month period the undersigned may make (1) transfers in private non-public transactions; and (2) gifts to the undersigned's children, or trusts established for children, provided that any such person or organization agrees to be bound by the foregoing restrictions on the disposition of such securities.


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       The undersigned further understands and agrees that the Company will place stop transfer instructions against the Shares in accordance with the restrictions set forth in this Lock-up Agreement. The granting of any consent under this Lock-up Agreement is within the mutual and absolute discretion of both Weatherly, or its designee, and Thomas Schultz, or his Successor, and may be withheld for any reason; and both Weatherly and Thomas Schultz must agree to grant such consent.

       The undersigned understands that the Company and the Placement Agent will proceed with the proposed Private Offering in reliance upon this executed Lock-up Agreement, and further, that the Company has relied on the representations made herein in its issuance of shares of Common Stock to the undersigned and in its compliance efforts with the Order and Plan of Reorganization.

                                      Very truly yours,

                                      SOMA 2000, L.L.C.

Date:  December    , 1998             By:
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